EXHIBIT 23.2

Consent of Independent Auditors

We consent to the incorporation by reference of our report dated February 7, 2002 (except for the second paragraph of "Principles of Consolidation" in Note 2, as to which the date is December 31, 2002) with respect to the consolidated financial statements of Keport Life Insurance Company included in the Current Report (Form 8-K) dated December 31, 2003 of Sun Life Assurance Company of Canada (U.S.).

/s/Ernst & Young LLP

Boston, Massachusetts

January 15, 2004